SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 2, 2004

MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-7955	41-0950791
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

201 Mentor Drive
Santa Barbara, California 93111
(Address of principal executive offices)

Registrant's telephone number, including area code:
(805) 879-6000

ITEM 5.  Other Events.

The purpose of this Form 8-K is to file, as required by Item 5 of Form 8-K, the press release in connection with the fiscal 2005 first quarter results of operations issued by Mentor Corporation on August 2, 2004.  The release is attached hereto as Exhibit 99.

ITEM 7.  Exhibits.

(c)        The following exhibit is being furnished herewith:

            Exhibit No.        Exhibit Description

99                    Press Release, dated August 2, 2004, issued by Mentor Corporation.

ITEM 12. Results of Operations and Financial Condition.

The purpose of this current report on Form 8-K is to furnish, as required by Item 12 of Form 8-K, the press release in connection with the fiscal 2005 first quarter results of operations issued by Mentor Corporation on August 2, 2004.  The release is attached hereto as Exhibit 99.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            MENTOR CORPORATION

Date:  August 2, 2004                             /s/JOSHUA H. LEVINE
                                                            Joshua H. Levine
                                                            Chief Executive Officer

Date:  August 2, 2004                             /s/LOREN L. MCFARLAND
                                                            Loren L. McFarland
                                                            Chief Financial Officer